UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 11, 2018

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 11, 2018, the Board of Directors of II-VI Incorporated (the “Company”) elected Enrico Digirolamo to serve as a member of the Board of Directors, effective immediately. Mr. Digirolamo will serve as a Class Two Director. The Board of Directors has determined that Mr. Digirolamo qualifies as an independent director under NASDAQ listing standards, and related rules and regulations of the Securities and Exchange Commission. The Board of Directors has not yet determined Mr. Digirolamo’s committee assignments.

Since May 2014, Mr. Digirolamo has served as Chief Financial Officer of Covisint Corporation, a leading provider of Internet of Things and identity platforms, which enable the identification, authorization and connection of complex networks of people, processes, systems and things. Previously, Mr. Digirolamo served at Allstate Insurance as Senior Vice President – Sales & Marketing and Finance, from 2010 to 2013, and as Chief Financial Officer and Vice President of General Motors Europe AG, from 2008 to 2010.

Further, in connection with Mr. Digirolamo’s appointment to the Board of Directors, and consistent with the Board of Directors’ current compensation arrangements for non-employee directors, Mr. Digirolamo will be eligible to receive the Company’s standard annual cash compensation and expense reimbursement for non-employee directors, pro-rated for the remainder of the Company’s 2018 fiscal year. Beginning with the Company’s 2019 fiscal year, Mr. Digirolamo will be eligible to receive the Company’s standard compensation for non-employee directors, which in addition to a cash retainer includes grants of restricted stock and stock options, and reimbursement of expenses.

There were no arrangements or understandings between Mr. Digirolamo and any other person pursuant to his election as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Digirolamo that are required to be disclosed by Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: May 14, 2018	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer